UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Lighting Science Group Corporation

(Name of Registrant As Specified In Its Charter)

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Lighting Science Group Corporation

Building 2A, 1227 South Patrick Drive

Satellite Beach, Florida 32937

Notice of Stockholder Action by Written Consent

To our Stockholders:

The purpose of this letter is to inform you that on March 7, 2014, the board of directors of Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we”, “us”, or “our”) adopted a resolution approving an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) the effect of which is to increase the aggregate number of authorized shares of our capital stock from 500,000,000 to 1,000,000,000, which includes an increase in the aggregate number of authorized shares of our common stock, par value $0.001 per share, from 475,000,000 to 975,000,000 (the “Amendment”). On March 7, 2014, holders of approximately 77.7% of the outstanding shares of our common stock executed a written consent in lieu of a special meeting approving the Amendment.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Under the Delaware General Corporation Law, our Charter and our Amended and Restated Bylaws, the Amendment may be effected without a meeting of our stockholders by a resolution of our board of directors followed by the receipt of the written consent of the holders of a majority of our common stock. The Amendment has already been approved by our Board of Directors and by the required written consent of our common stockholders. This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Amendment will not be effective and will not be filed with the Secretary of State for the State of Delaware, until 20 days after the date this Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.

We expect to begin mailing this Information Statement on March 21, 2014 to our stockholders of record as of the close of business on March 7, 2014.

This letter and the accompanying Information Statement, which describes in more detail the Amendment, are being furnished to our stockholders for informational purposes only.

By Order of the board of directors,

/s/ Richard H. Davis, Jr.
Richard H. Davis, Jr.
Chief Executive Officer

March 21, 2014

Important Notice Regarding the Internet Availability of this Information Statement

A copy of this Information Statement is available to you free of charge at http://bit.ly/LSGSchedule14-C2014. We are not soliciting your proxy or consent, but are furnishing an information statement to you pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Lighting Science Group Corporation

Building 2A, 1227 South Patrick Drive

Satellite Beach, Florida 32937

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Lighting Science Group Corporation, a Delaware corporation (the “Company”, “we” or “us”) is sending you this Information Statement solely for purposes of informing our stockholders of record as of the close of business on March 7, 2014 (the “Record Date”) in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the actions taken by our board of directors at a duly convened meeting and our stockholders by written consent in lieu of a special meeting. No action is requested or required on your part.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY WRITTEN CONSENT

On March 7, 2014, our board of directors adopted a resolution approving, and recommending that our stockholders as of the Record Date approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) the effect of which is to increase the aggregate number of authorized shares of our capital stock from 500,000,000 to 1,000,000,000, which includes an increase in the aggregate number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), from 475,000,000 to 975,000,000 (the “Amendment”). On March 7, 2014, stockholders holding approximately 77.7% of our Common Stock as of the Record Date executed a written consent approving the Amendment. The stockholders approving the Amendment were affiliates of Pegasus Capital Advisors, L.P. (“Pegasus Capital”).

Accordingly, all necessary corporate approvals in connection with the amendment to our Charter to effect the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act and the DGCL, of this corporate action. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective and the Amendment will not be filed with the Secretary of State for the State of Delaware, until 20 days after the date this definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

Why am I receiving this Information Statement?

We are required under the Exchange Act and the DCGL to deliver a notice and Information Statement to our stockholders in order to inform them that our board of directors and our stockholders have approved the Amendment by an action without a meeting of our stockholders.

What action was taken?

Our board of directors adopted a resolution and stockholders holding approximately 77.7% of our Common Stock executed a written consent in lieu of a special meeting approving the Amendment attached as Appendix A to this Information Statement. The Amendment will increase the aggregate number of authorized shares of our capital stock from 500,000,000 to 1,000,000,000, which includes an increase in the aggregate number of authorized shares of Common Stock from 475,000,000 to 975,000,000.

Why was this action taken?

Between September 11, 2013 and March 7, 2014, we issued an aggregate of 37,475 units of our securities (the “Series J Securities”) with each Series J Security consisting of (1) one share of our Series J Convertible Preferred Stock and (2) a warrant (the “Series J Warrants”) to purchase 2,650 shares of Common Stock at an exercise price of $0.001 per share of Common Stock. On February 19, 2014, we issued (1) warrants to purchase an aggregate of 10,000,000 shares of Common Stock to affiliates of Medley Capital Corporation as an inducement to enter into a Term Loan Agreement (the “Term Loan Agreement”) by and among the Company, as borrower, the lenders party thereto and Medley Capital Corporation, as administrative agent and (2) warrants to purchase an aggregate of 10,000,000 shares of Common Stock to affiliates of Pegasus Capital as compensation for the partial guaranty of the Term Loan Agreement provided by such affiliates of Pegasus Capital (collectively, the warrants referred to in (1) and (2) the “Term Loan Warrants”).

In addition, the Charter gives our board of directors the flexibility to issue additional shares of Common Stock and securities convertible or exchangeable for shares of Common Stock based on its judgment as to the best interests of the Company and our stockholders.

Currently, we are authorized to issue 500,000,000 shares of capital stock, including 475,000,000 shares of Common Stock. As of March 7, 2014, there were approximately 207,848,019 shares of Common Stock outstanding. Our outstanding shares of Series H Convertible Preferred Stock, Series I Convertible Preferred Stock and Series J Convertible Preferred Stock (collectively, the “Preferred Shares”) are currently convertible into an aggregate of 224,682,652 shares of Common Stock and we have issued options and warrants to purchase an aggregate of 185,582,990 shares of Common Stock.

The Series J Warrants, the Term Loan Warrants, the certificates of designation governing the Preferred Shares and certain of the options and warrants to purchase Common Stock we have issued require the Company to reserve a number of shares of Common Stock sufficient to permit the Company to issue shares of Common Stock to each holder thereof upon the exercise or conversion in full of such securities. The Series J Warrants and Term Loan Warrants are not exercisable until we amend our Charter to increase the number of authorized shares of Common Stock to a number sufficient to permit the Company to reserve shares of Common Stock for issuance upon the exercise or conversion in full of all of our outstanding securities that are convertible into or exercisable or exchangeable for shares of Common Stock. Pursuant to the Term Loan Agreement, we have agreed to effect such an amendment of our Charter on or before April 20, 2014.

Accordingly, the Amendment is being effected to (1) enable us to satisfy our obligations to issue shares of Common Stock upon the conversion or exercise of our outstanding Preferred Shares and warrants and options to purchase shares of Common Stock; (2) satisfy our obligation under the Term Loan Agreement; and (3) authorize additional shares of Common Stock for issuance in connection with subsequent financing activities, acquisitions or other corporate purposes, without the requirement of further action by the holders of our Common Stock.

How does the action affect my ownership interest?

The Amendment does not, by itself, affect your ownership interest in the Company. The additional shares of Common Stock authorized by the Amendment will have the same rights and privileges as our currently authorized, issued and outstanding shares of Common Stock. Our Common Stock does not contain any pre-emptive rights and our board of directors will have the authority to issue authorized shares of Common Stock without requiring future approval from the holders of Common Stock, except as may be required by applicable law. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the equity ownership interest of our existing holders of Common Stock and, depending upon the price at which such shares of common stock are issued, could be significantly dilutive to the existing common stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of our outstanding shares of Common Stock.

In addition, our board of directors is authorized to adopt resolutions in its discretion, and without any further action or vote by our common stockholders, to issue shares of preferred stock in series by filing a certificate pursuant to the DGCL to establish the number of shares included in any series of preferred stock, and to fix the designation, powers, preferences and rights of the shares of each series of preferred stock and any qualifications, limitations or restrictions of each series; in each case subject to the limitations prescribed by the DGCL, our Charter and our Amended and Restated Bylaws. If additional shares of preferred stock are issued, holders of those shares would be entitled to the number of votes, powers, preferences and rights determined by the certificate of designation establishing such series of preferred stock, and such shares of preferred stock may have a priority over your shares of Common Stock with respect to the payment of dividends, redemption payments and rights upon liquidation, dissolution or winding-up of the affairs of the Company.

Our board of directors has considered potential uses of the additional authorized shares of Common Stock, which may include the seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements, as consideration in connection with an acquisition or other strategic transaction or for other general corporate purposes. Increasing the authorized number of shares of the Common Stock will allow the Company to issue additional shares of Common Stock in most cases without the expense or delay of seeking further approval from the holders of Common Stock and will facilitate the Company’s ability to raise capital when and as the board of directors determines that it is in the Company’s best interests and in the best interests of the stockholders of the Company.

How does the action affect my voting interest?

The Amendment does not, by itself, affect your voting interest in the Company. Nevertheless, the issuance of additional shares of Common Stock would reduce your voting interest. In addition, if we issue additional shares of preferred stock, holders of those shares would be entitled to the number of votes determined by the certificate of designation that establishes that series of preferred stock and such shares of preferred stock may be entitled to more than one vote for each share of preferred stock. Therefore, any subsequent issuance of preferred stock may also disproportionately affect the voting power of the holders of Common Stock.

What are the voting rights of the authorized shares of stock?

As of the Record Date, there were 207,848,019 shares of Common Stock and 213,449 Preferred Shares issued and outstanding. Holders of Common Stock are entitled to one vote per share of Common Stock. Except with respect to certain specified actions, holders of Preferred Shares generally do not have a right to vote on any matter other than those prescribed by Delaware law and amendments or changes to the rights of the Preferred Shares that would disproportionately and adversely affect such holders.

What are some of the risks associated with effecting the Amendment?

The Amendment could have an anti-takeover effect because additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make it more difficult to effect a change in control or takeover of the Company. Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action to amend our Charter was not taken with the intent that it be utilized as a type of anti-takeover device.

In addition, to the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the equity ownership interest of our existing holders of Common Stock and, depending upon the price at which such shares of common stock are issued, could be significantly dilutive to the existing common stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of our outstanding shares of Common Stock.

What consent was required in order to amend our Charter?

The action to amend our Charter required the approval of our board of directors and the holders of a majority of the outstanding shares of Common Stock.

What Board approval was obtained for the action?

The action was approved unanimously by our board of directors.

Why was there no stockholders’ meeting?

Under the DGCL, our Charter and our Amended and Restated Bylaws, the changes to our Charter implemented by the Amendment may be effected without a meeting of our common stockholders. The Amendment was approved by our board of directors and holders of a majority of Common Stock, so no stockholders’ meeting was required.

How many shares consented to the action?

As of the Record Date, we obtained the approval of holders of 161,401,790 shares of Common Stock representing approximately 77.7% of our issued and outstanding Common Stock. Affiliates of Pegasus Capital own all of the shares of Common Stock that approved the Amendment.

Is it necessary for me to do anything to approve the actions?

No. No other votes are necessary or required. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective and we will not file the Amendment with the Secretary of State for the State of Delaware until 20 days after the date this Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to our common stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on March 21, 2014.

Am I entitled to dissenter’s rights?

No. The Delaware General Corporation Law does not provide for dissenter’s rights for this amendment of our Charter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information known to us about the beneficial ownership of Common Stock as of the Record Date by: (1) each of our named executive officers and directors; (2) all of our executive officers and directors as a group (11 persons); and (3) each person who was known to us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock. Except as otherwise indicated, the address for each beneficial owner is Lighting Science Group Corporation, 1227 South Patrick Drive, Building 2A, Satellite Beach, Florida 32937. The applicable percentage ownership of Common Stock is based on 207,848,019 shares of Common Stock issued and outstanding as of the Record Date, plus, on an individual basis, the right of that individual to obtain Common Stock upon exercise of stock options or warrants or the conversion of Preferred Shares within 60 days of the Record Date.

	Common Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class
Directors and Executive Officers

Richard H. Davis Jr. (2)	123,636		*
Thomas C. Shields	734,549	(3)	*
Fredric Maxik	1,986,445	(4)	*
Vincent J. Colistra (5)	—		*
Jeremy Cage (6)	1,145,833	(7)	*
Brad Knight (8)	1,600,439	(9)	*
Patrick Meagher (10)	459,093	(3)	*
Craig Cogut (11) (12)	311,936,611	(13)	87.2%
Donald Harkleroad	729,463	(14)	*
Warner Philips (15)	—		*
Jonathan Rosenbaum (16)	—		*
Steven Wacaster	—		*
Leon Wagner	8,715,866	(17)	*

Directors and Executive Officers as a Group (13 persons)	327,431,935		88.3

Certain Persons
LED Holdings, LLC (12)	20,972,496		10.1%
LSGC Holdings LLC (12)	154,089,829	(18)	74.1%
PP IV (AIV) LED, LLC (12)	154,089,829	(19)	74.1%
PP IV LED, LLC (12)	154,089,829	(19)	74.1%
LSGC Holdings II LLC (12)	92,056,786	(13)	31.0%
Pegasus Partners IV, L.P. (12)	249,116,312	(13)	83.9%
PCA LSG Holdings, LLC (12)	52,217,319	(13)	20.2%
RW LSG Holdings LLC (20)	61,558,889	(21)	22.8%
RW LSG Management Holdings LLC (20)	554,221	(22)	*
Riverwood Capital Management Ltd. (20)	61,558,889	(21)	22.8%
Cleantech Europe II (A) LP (23)	30,061,358	(24)	12.8%
Zouk Capital LLP (23)	28,494,737	(25)	12.1%
Zouk Ventures Ltd. (23)	28,494,737	(25)	12.1%
Zouk Holdings Ltd. (23)	230,901	(26)	*

*	Less than 1%.
(1)

The number and percentage of shares of common stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.

(2)	Mr. Davis was appointed as our Chief Executive Officer on February 3, 2014.
(3)	Represents shares of Common Stock issuable to upon exercise of stock options issued under the Amended and Restated Equity-Based Compensation Plan (the “Equity Plan”).
(4)	Includes 1,808,333 shares of Common Stock issuable to Mr. Maxik upon the exercise of stock options issued under our Equity Plan.
(5)

Mr. Colistra was appointed to serve as our Interim Chief Executive Officer, effective November 8, 2013. Mr. Colistra resigned as our Interim Chief Executive Officer and was appointed as our Chief Restructuring Officer effective as of February 3, 2014.

(6)

Mr. Cage was appointed to serve as our Chief Executive Officer, effective January 2, 2013, and as a member of the Board on March 5, 2013. Mr. Cage resigned as our Chief Executive Officer and member of our board of directors effective as of November 8, 2013.

(7)	Includes 1,031,250 shares of Common Stock issuable to Mr. Cage upon the exercise of stock options issued under the Equity Plan.
(8)

Mr. Knight was appointed to serve as our Interim Chief Operating Officer, effective May 25, 2012, and as our Interim Chief Executive Officer on October 19, 2012. Mr. Knight resigned as our Interim Chief Executive Officer on January 2, 2013 when Mr. Cage began serving as our Chief Executive Officer and resigned as our Interim Chief Operating Officer on July 8, 2013. Mr. Knight provided consulting services to us through Riverwood until February 18, 2014.

(9)	Includes 1,408,131 shares of Common Stock issuable to Mr. Knight upon the exercise of stock options issued under the Equity Plan.
(10)

Mr. Meagher was appointed to serve as our Executive Vice President of Product Development, effective June 18, 2012. Mr. Meagher resigned as our Executive Vice President of Product Development effective as of December 31, 2013.

(11)

Mr. Cogut joined our board of directors effective December 5, 2013 and was named Chairman of our board of directors effective February 3, 2014. Mr. Cogut serves as Chairman and President of Pegasus Capital, our largest shareholder.

(12)

The principal address and principal office of each of LED Holdings, LLC (“LED Holdings”), LSGC Holdings LLC (“LSGC Holdings”), PP IV (AIV) LED, LLC (“PP IV (AIV)”), PP IV LED, LLC (“PP IV”), LSGC Holdings II LLC (“Holdings II”), Pegasus Partners IV, L.P. (“Pegasus IV”), PCA LSG Holdings, LLC (“PCA Holdings”), and Mr. Cogut is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.

(13)

Pegasus IV is the managing member of LSGC Holdings and Holdings II. Pegasus Investors IV, LP (“Pegasus Investors”) is the general partner of Pegasus IV and Pegasus Investors IV GP, LLC (“Pegasus GP”) is the general partner of Pegasus Investors. Pegasus GP is wholly owned by Pegasus Capital, LLC (“Pegasus LLC,” and together with Pegasus IV, Pegasus Investors and Pegasus GP, the “Pegasus Entities”). Pegasus LLC may be deemed to be directly or indirectly controlled by Mr. Cogut. By virtue of the foregoing, the Pegasus Entities and Mr. Cogut may be deemed to beneficially own (i) the 20,972,496 shares of Common Stock held by LED Holdings; (ii) the 133,117,333 shares of Common Stock held directly by LSGC Holdings; (iii) the 2,877,314 shares of Common Stock, 16,396,843 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held directly by LSGC Holdings, 20,691,579 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock held directly by LSGC Holdings and 52,091,050 shares of Common Stock issuable upon exercise of warrants held directly by Holdings II. Additionally, Pegasus Investors, Pegasus GP, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 2,969,697 shares of Common Stock held directly by Pegasus IV. Furthermore, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 1,464,950 shares of Common Stock, 19,280,000 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held directly by PCA Holdings, 8,947,368 shares of Common Stock issuable upon the exercise of shares of Series J Convertible Preferred Stock held directly by PCA Holdings and 22,252,000 shares of Common Stock issuable upon the exercise of warrants held directly by PCA Holdings Pegasus LLC is the managing member of PCA Holdings. Each of the Pegasus Entities and Mr. Cogut disclaims beneficial ownership of any of the securities held by LED Holdings LLC, LSGC Holdings LLC, LSGC Holdings II LLC and PCA Holdings and this disclosure shall not be deemed an admission that any of Pegasus IV, Pegasus Investors, Pegasus GP, Pegasus LLC or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose. Furthermore, Mr. Craig Cogut may be deemed to indirectly own the 5,000,000 shares of Common Stock issuable upon the exercise of warrants held by Pegasus Capital Partners IV, LP (“PCP IV”) and the 5,000,000 shares of Common Stock issuable upon the exercise of warrants held by Pegasus Capital Partners V, LP (“PCP V”). Pegasus GP is the general partner of PCP IV and Pegasus Investors V (GP), LLC (“Pegasus V GP”) is the general partner of PCP V. Pegasus V GP is wholly owned by Pegasus Capital LLC. Each of Pegasus GP, Pegasus V GP and Mr. Cogut disclaims beneficial ownership of any of the securities held by PCP IV and PCP V and this disclosure shall not be deemed an admission that Pegasus GP, Pegasus V GP or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose. Additionally, Mr. Cogut may be deemed to indirectly own 602,982 shares of Common Stock that represent payment of director fees paid by us to Pegasus Capital Advisors IV, L.P. (“Pegasus Capital IV”). Pegasus Capital Advisors IV GP, LLC (“Pegasus Capital IV GP”) is the general partner of Pegasus Capital IV and Mr. Cogut is the sole owner and managing member of Pegasus Capital IV GP. Mr. Cogut disclaims beneficial ownership of the securities held by Pegasus Capital IV, and this disclosure shall not be deemed an admission that Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose.

(14)

Includes 323,868 shares of common stock issued to The Bristol Company. Additionally, includes 24,000 and 6,250 shares of common stock issuable to Mr. Harkleroad and The Bristol Company, respectively, upon exercise of stock options issued under the Equity Plan. Mr. Harkleroad is the sole shareholder of The Bristol Company and may be deemed the beneficial owner of the shares held by The Bristol Company.

(15)	Mr. Philips joined our board on February 13, 2014.
(16)	Mr. Rosenbaum joined our board on February 3, 2014.
(17)

Includes 120,000 shares of Common Stock held by trusts for which Mr. Wagner may be deemed the beneficial owner and 27,068 shares of Common Stock issuable to Mr. Wagner upon exercise of stock options issued under the Equity Plan. Also includes 7,001,053 shares of Common Stock issuable upon conversion of shares of Series I Convertible Preferred Stock held by Mr. Wagner.

(18)	LSGC Holdings LLC may be deemed to indirectly beneficially own 20,972,496 shares of Common Stock held directly by LED Holdings LLC.
(19)

PP IV (AIV) and PP IV may be deemed to indirectly beneficially own the 20,972,496 shares of Common Stock held by LED Holdings and the 133,117,333 shares of Common Stock held by LSGC Holdings due to their respective membership interests in LSGC Holdings.

(20)

The principal address and principal office of RW LSG Holdings LLC (“RW Holdings”), RW LSG Management Holdings LLC (“RW Management”) and Riverwood Capital Management (“Riverwood CM”) is c/o Riverwood Capital Partners L.P., 70 Willow Road, Suite 100, Menlo Park, CA 94304.

(21)

Riverwood Capital Partners L.P. (“RCP”) is the sole managing member of RW Holdings. Riverwood Capital L.P. (“RCLP”) is the sole general partner of Riverwood Capital. Riverwood Capital GP Ltd. (“RC Ltd.”) is the sole general partner of RCLP. Riverwood Capital Management L.P.(“RCM LP”) serves as investment advisor to RCP. RCM Ltd. is the sole general partner of RCM LP. As a result of these relationships, each of Riverwood Capital, RCLP, RC Ltd. and RCM Ltd. may be deemed to beneficially own any shares of Common Stock deemed to be beneficially held by RW Holdings. Additionally, RCM LP is the sole managing member of RW Management. Riverwood Capital Management Ltd. (“RCM Ltd.”) is the sole general partner of RCM LP. As a result of such relationships, each of RCM LP and RCM Ltd. may be deemed to beneficially own any shares of Common Stock that may be deemed to be beneficially owned by RW Management. By virtue of the foregoing, the Riverwood CM may be deemed to beneficially own the 42,105,263 shares of Common Stock issuable upon conversion of shares of Series H

Convertible Preferred Stock, 5,530,526 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock and 13,923,100 shares of Common Stock issuable upon exercise of warrants held directly by RW Holdings.

(22)	Consists of 554,221 shares of Common Stock granted to RW Management as compensation for Nicholas Brathwaite and Thomas Smach’s service on the Board during 2012 and 2013.
(23)

The principal address and principal office of each of Cleantech Europe II (A) LP (“Cleantech A”), Cleantech Europe II (B) LP (“Cleantech B”), Cleantech GP II Ltd. (“Cleantech GP”), Zouk Capital LLP (“ZCL”) and Zouk Ventures Ltd. (“ZVL”) is 100 Brompton Road, London, SW3 1ER, United Kingdom. The principal address and principal office of Zouk Holdings Ltd. (“ZHL”) is c/o State Street Global Services, 22 Greenville Street, St. Helier, Jersey JE4 8PX, Channel Islands.

(24)

Represents 21,960,000 shares of Common Stock issuable upon conversion of shares of Series H Convertible Preferred Stock, 2,303,158 of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock and 5,798,200 shares of Common Stock issuable upon the exercise of Series J Warrants held directly by Cleantech A.

(25)

Represents 21,960,000 and 3,829,474 shares of Common Stock issuable upon conversion of shares of Series H Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively, 2,303,158 and 402.105 shares of Common Stock issuable upon conversion of shares of Series J Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively and 5,798,200 and 1,012,300 shares of Common Stock issuable upon the exercise of Series J Warrants held directly by Cleantech A and Cleantech B, respectively. Cleantech GP is the general partner of Cleantech A and Cleantech B. ZCL provides certain monitoring, advisory and consulting services to Cleantech A and Cleantech B. ZVL is the majority partner of Cleantech GP and ZCL. As a result of these relationships, each of Cleantech GP, ZCL and ZVL may be deemed to beneficially own any shares of Common Stock that may be deemed to be beneficially owned by Cleantech A and Cleantech B.

(26)

Represents 230,901 shares of Common Stock issued to ZHL as compensation for Samer Salty’s service on the board of directors during 2012 and 2013. For United Kingdom regulatory reasons, ZHL has been designated as the entity to receive all director fees payable by us in respect of Mr. Salty’s service on our board of directors.

The following table presents information known to us about the beneficial ownership of our Preferred Shares as of the Record Date by: (1) each of our named executive officers and directors and (2) all of our executive officers and directors as a group (11 persons). Except as otherwise indicated, the address for each beneficial owner is Lighting Science Group Corporation, 1227 South Patrick Drive, Building 2A, Satellite Beach, Florida 32937. The applicable percentage ownership of each class of Preferred Shares is based on 62,365 shares of Series I Convertible Preferred Stock and 37,475 shares of Series J Convertible Preferred Stock issued and outstanding as of the Record Date, plus, on an individual basis, the right of that individual to obtain Preferred Shares upon exercise of stock options or warrants within 60 days of the Record Date.

	Series I Convertible Preferred Stock			Series J Convertible Preferred Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class	Shares Beneficially Owned (1)		Percent of Class
Richard H. Davis Jr.	—		*	—		*

Thomas C. Shields	—		*	—		*

Fredric Maxik	—		*	—		*

Jeremy Cage	—		*	—		*

Brad Knight	—		*	—		*

Craig Cogut (2)	33,893	(3)	54.3%	28,157	(3)	75.1%

Donald Harkleroad	—		*	—		*

Warner Philips	—		*	—		*

Jonathan Rosenbaum	—		*	—		*

Steven Wacaster	—		*	—		*

Leon Wagner	6,651		10.7%	—		*

Directors and Executive Officers as a Group (13 persons)	40,544		65.0%	28,157		75.1%

*	Less than 1%.
(1)

The number and percentage of Preferred Shares beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.

(2)	The principal address and principal office of each of Holdings II, PCA Holdings and Mr. Cogut is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.
(3)

Pegasus IV is the managing member of Holdings II. Pegasus Investors is the general partner of Pegasus IV and Pegasus GP is the general partner of Pegasus Investors. Pegasus LLC is also the managing member of PCA Holdings. Pegasus IV is the managing member of Holdings II. Pegasus Investors is the general partner of Pegasus IV and Pegasus GP is the general partner of Pegasus Investors. Pegasus LLC is also the managing member of PCA Holdings. Pegasus LLC may be deemed to be directly or indirectly controlled by Mr. Cogut. By virtue of the foregoing, Mr. Cogut may be deemed to beneficially own (i) the 15,577 shares of Series I Convertible Preferred Stock and the 19,657 shares of Series J Convertible Preferred Stock held directly by Holdings II and (ii) the 18,316 shares of Series I Convertible Preferred Stock and 8,500 shares of Series J Convertible Preferred Stock held by directly PCA Holdings. Mr. Cogut disclaims beneficial ownership of any of Preferred Shares held by Holdings II and PCA Holdings and this disclosure shall not be deemed an admission that any of Pegasus IV, Pegasus Investors, Pegasus GP, Pegasus LLC or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) or for any other purpose.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Pegasus Capital and its affiliates control a majority of the voting power of our Common Stock and have appointed a majority of the directors serving on our board of directors. Affiliates of Pegasus Capital also hold Preferred Shares, Series J Warrants and Term Loan Warrants that are convertible or exercisable into an aggregate of 169,931,839 shares of Common Stock. Affiliates of Riverwood Capital Management Ltd. (“Riverwood”) hold Preferred Shares and Series J Warrants that are convertible or exercisable into an aggregate of 61,558,889 shares of Common Stock. As of the Record Date, Pegasus Capital and its affiliates beneficially owned approximately 87.2% of our outstanding Common Stock and affiliates of Riverwood beneficially owned approximately 22.9% of our outstanding Common Stock (each calculated in accordance with Rule 13d-3 of the Exchange Act).

Except as described above, no officer or director of the Company has any substantial interest, direct or indirect, by securities holdings or otherwise, in any of the matters to be acted upon as described in this Information Statement, other than his or her role as an officer or director of the Company.

PROPOSAL BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to Lighting Science Group Corporation, Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937, Attn: Investor Relations, or by calling telephone number (321) 779-5520 and asking for investor relations.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

Dated: March 21, 2014.

By Order of the Board of Directors,

/s/ Richard H. Davis, Jr.
Richard H. Davis, Jr.
Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LIGHTING SCIENCE GROUP CORPORATION

Lighting Science Group Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the name of the Corporation is Lighting Science Group Corporation.

SECOND: That the Corporation was originally incorporated in the State of Delaware on June 16, 1988, under the name Neo Corp.

THIRD: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of this Corporation and declaring said amendment to be advisable.

FOURTH: That the stockholders of the Corporation have duly approved said amendment by the written consent of such stockholders, such consent being from the holders of a majority of the voting power of the outstanding shares of the Corporation’s Common Stock, adopted in accordance with the requirements of Section 228 of the General Corporation Law of the State of Delaware, and each such approval being in accordance with the terms of the Amended and Restated Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: That the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing Section FOURTH in its entirety with the following:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Billion (1,000,000,000), consisting of Nine Hundred Seventy Five Million (975,000,000) shares of Common Stock, all of a par value of $0.001, and Twenty Five Million (25,000,000) shares of Preferred Stock, all of a par value of $0.001.

The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL.

A-1

Pursuant to the authority conferred by this Article Fourth, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibits A, B and C attached hereto and incorporated herein by reference:

Exhibit A: Series H Convertible Preferred Stock

Exhibit B: Series I Convertible Preferred Stock

Exhibit C: Series J Convertible Preferred Stock”

[signature page follows]

A-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed on its behalf by its undersigned Chief Executive Officer as of [    ], 2014.

By:
Name:	Richard H. Davis, Jr.
Title:	Chief Executive Officer

Signature Page to Certificate of Amendment to the Amended and Restated Certificate of Incorporation

A-3